UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 2014

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Whirlpool Corporation (the “Corporation”) annual meeting of stockholders held on April 15, 2014 (the “2014 Annual Meeting”), the stockholders approved the Whirlpool Corporation 2014 Executive Performance Excellence Plan (the “EPEP”). The terms and conditions of the EPEP and awards contemplated thereunder are described in Whirlpool’s Proxy Statement dated March 3, 2014 (“Proxy Statement”), which description is incorporated by reference herein. This summary is qualified in its entirety by reference to the EPEP, filed as Exhibit 10.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 15, 2014, the Corporation held its 2014 Annual Meeting. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Proxy Statement. The results of the stockholder vote are as follows:

a.	Samuel R. Allen, Gary T. DiCamillo, Diane M. Dietz, Geraldine T. Elliott, Jeff M. Fettig, Michael F. Johnston, William T. Kerr, John D. Liu, Harish Manwani, William D. Perez, Michael A. Todman, and Michael D. White were each elected by the stockholders to a term to expire in 2015 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	57,522,401	1,411,447	145,477	6,159,359
Gary T. DiCamillo	57,999,789	929,960	149,576	6,159,359
Diane M. Dietz	57,098,296	1,836,765	144,264	6,159,359
Geraldine T. Elliott	58,250,460	691,341	137,524	6,159,359
Jeff M. Fettig	57,124,600	1,601,478	353,247	6,159,359
Michael F. Johnston	56,148,616	2,771,407	159,302	6,159,359
William T. Kerr	58,282,807	635,137	161,381	6,159,359
John D. Liu	57,884,048	1,039,766	155,511	6,159,359
Harish Manwani	55,877,210	3,050,031	152,084	6,159,359
William D. Perez	58,767,572	159,666	152,087	6,159,359
Michael A. Todman	58,641,872	293,569	143,884	6,159,359
Michael D. White	57,482,194	1,441,362	155,769	6,159,359

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
56,510,131	2,116,436	452,758	6,159,359

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2014.

For	Against	Abstain
62,922,535	2,165,613	150,536

d.	The stockholders approved the Whirlpool Corporation 2014 Executive Performance Excellence Plan.

For	Against	Abstain	Broker Non-Votes
55,699,870	3,076,459	302,996	6,159,359

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Whirlpool Corporation 2014 Executive Performance Excellence Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 17, 2014	By:	/s/ KIRSTEN J. HEWITT
	Name:	Kirsten J. Hewitt
	Title:	Senior Vice President Corporate Affairs, General Counsel, and Corporate Secretary